UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005 (January 3, 2005)

NSB HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Georgia	*	20-2118147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4077 Forsyth Road, Macon, Georgia		31210
(Address of principal executive offices)		(Zip Code)

478-745-7720

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* This Report is filed by the Registrant as a successor issuer to New Southern Bank, which previously filed reports with the Federal Deposit Insurance Corporation..

Item 2.01               Acquisition and Disposition of Assets.

                (a)           As a result of the reorganization (described in Item 5.01), NSB Holdings, Inc. (“the Registrant”) acquired ownership of 100% of New Southern Bank (“the Bank”) as of January 3, 2005.  See 5.01 below.

                (b)           The Registrant will use the Bank to conduct a general banking business.

Item 5.01.              Changes in Control of the Registrant.

                (a)           The Bank reorganized into a one-bank holding company structure, effective January 3, 2005.  The Bank now is a wholly-owned subsidiary of the Registrant.  The reorganization occurred under the terms of an Agreement and Plan of Share Exchange between the Bank and the Registrant dated as of January 26, 2004, (the “Plan”).  The Plan provided that each outstanding share of Bank common stock, except for shares held by shareholders who exercised their dissenters’ rights, would be exchanged for one share of Registrant common stock.

                As a result of the reorganization, the former shareholders of the Bank acquired control of the Registrant.  The amount and source of the consideration were the 1,355,102 shares of Bank common stock outstanding and owned by the shareholders.  The basis of the shareholders’ control is their ownership of 100% of Registrant’s outstanding common stock.  The effective date of the reorganization was January 3, 2005.  The shareholders who now control the Registrant assumed control of the Registrant from Mark A. Stevens, who was its sole shareholder.

                (b)           The Registrant does not know of any arrangement, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 9.01               Financial Statements and Exhibits.

                (a)           Financial Statements of Business Acquired.

                Financial statements of the Registrant required by this item are not included in this Current Report on Form 8-K.  The required financial statements will be included in an amendment to this Current Report on Form 8-K filed on or before March 7, 2005.

                (b)           Pro Forma Financial Information.

                Pro forma financial information required to be furnished pursuant to Article 11 of Regulation S-X is not included in this Current Report on Form 8-K.  The required pro forma financial information will be included in an amendment to this Current Report on Form 8-K filed on or before March 7, 2005.

                (c)           Exhibits.

                (2). Agreement and Plan of Share Exchange, dated as of January 26, 2004, between the Bank and the Registrant.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSB HOLDINGS, INC.

By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

Date:	January 7, 2005